Change in Significant Accounting Policies - Impact of Adoption to IFRS 16 on Opening Balances of Additional Right-of-use Assets and Additional Lease Liabilities (Parenthetical) (Details) - Property, Plant and Equipment- Buildings [Member] - IFRS 16 [Member]
$ in Thousands
Mar. 31, 2019 USD ($)
Description Of Expected Impact Of Initial Application Of New Standards Or Interpretations [Line Items]
Deferred rent liabilities	$ 2,195
Prepaid lease rentals	$ 2,312